OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
              Supplement dated July 30, 1998 to the Statement of Additional Information dated November 17, 1997



           This Supplement dated July 30, 1998 to the Statement of Information dated November 17, 1997 changes the Statement of Additional Information as follows.

1. The last paragraph within the section titled "Private Activity Municipal Series" on page five is deleted and replaced with the following:

     The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The U.S. Treasury is authorized to issue regulations implementing this provision. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.



July 30, 1998                                            PX0740.007